UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRUPANION, INC.

(Name of Registrant as Specified In Its Charter)

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C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342 BRENTWOOD, NY 11717 V70104-P28701 Your Vote Counts! TRUPANION, INC. 2025 Annual Meeting Vote by June 10, 2025 11:59 PM ET You invested in TRUPANION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 11, 2025 9:00 AM PDT Trupanion, Inc. 6100 4th Avenue South Seattle, WA 98108 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect nine directors to hold office until our 2026 Annual Meeting of Stockholders. Nominees: 1a. Max Brodén For 1b. Jacqueline Davidson For 1c. Paulette Dodson For 1d. Richard Enthoven For 1e. Murray Low For 1f. Elizabeth McLaughlin For 1g. Darryl Rawlings For 1h. Howard Rubin For 1i. Margaret Tooth For 2. To ratify the selection of Ernst & Young LLP as Trupanion, Inc.’s independent registered public accounting firm for the For fiscal year ending December 31, 2025. 3. To approve, by non-binding advisory vote, the compensation of our named executive officers for the year ended For December 31, 2024. 4. To approve, by non-binding advisory vote, the frequency of future advisory votes on the compensation of our named 1 Year executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V70105-P28701